UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2006

CTI Group (Holdings) Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10560	51-0308583
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 N. Alabama Street, Suite 240, Indianapolis, Indiana		46204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-262-4582

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 29, 2006, the CTI Group (Holdings) Inc. (the "Company") filed a current report on Form 8-K disclosing the completion of the acquisition of all of the issued and outstanding shares of capital stock of Ryder Systems Limited ("Ryder"), a privately held software development company registered in England, pursuant to a Share Transfer Agreement (the "Share Transfer Agreement"), dated December 22, 2006, by and among, CTI Data Solutions Limited ("CTI Data"), a company registered in England and a wholly-owned subsidiary of the Company, Ryder Systems Trustee Limited, Susan Patricia Haworth and Messrs. Paul Ryder Haworth, Andrew Wilson and David Latham.

As permitted under Item 9.01 of Form 8-K, the financial statements of Ryder and the pro forma financial information were omitted from the current report on Form 8-K filed on December 29, 2006.

This Amendment no. 1 to the current report on Form 8-K filed on December 29, 2006 is being filed to include the previously omitted financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
The audited financial statements of Ryder as of and for the years ended April 30, 2006 and 2005 and notes thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(b) Pro forma financial information.
Unaudited pro forma combined financial statements, including unaudited pro forma combined statement of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005, unaudited pro forma combined balance sheet as of September 30, 2006, and notes to the unaudited pro forma combined financial statements are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The unaudited pro forma combined statements of operations give effect to the acquisition as if it had occurred on January 1, 2005. The unaudited pro forma combined balance sheet gives effect to the acquisition as if it had occurred on September 30, 2006. This information is not necessarily indicative of the results that actually would have been attained if the acquisition had occurred on the date specified nor is it intended to project the Company’s results of operations or financial position for any future period or date. Such information should be read in conjunction with the historical consolidated financial statements of the Company.
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No. Description

23.1 Consent of Independent Accountants
99.1 Audited financial statements listed in Item 9.01(a) above
99.2 Pro forma financial information listed in Item 9.01(b) above

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Group (Holdings) Inc.

March 8, 2007	By:	/s/ John Birbeck

Name: John Birbeck
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Accountants
99.1	Audited financial statements listed in Item 9.01(a) above
99.2	Pro forma financial information listed in Item 9.01(b) above